UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:	BlackRock Equity Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend Fund,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 04/30/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

April 30, 2024
2024 Annual Report

BlackRock Equity Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

 Rob Kapito
President, BlackRock Advisors, LLC
The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of April 30, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Table of Contents

Fund Summary as of April 30, 2024

BlackRock Equity Dividend Fund
Investment Objective
BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended April 30, 2024, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Value Index, with the exception of its Institutional and Class K shares which outperformed. For the same period, all of the Fund’s share classes underperformed its broad-market index, the S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.
What factors influenced performance?
Stock selection in consumer staples, materials, communication services, industrials, and information technology detracted. Overweights in consumer staples and communication services also detracted, as did an underweight in industrials.
On the other hand, stock selection in the financials, consumer discretionary, healthcare, and energy sectors contributed to relative performance. Underweights in real estate and utilities also contributed. An overweight in information technology helped results, as well.
Describe recent portfolio activity.
The Fund’s weightings in the industrials and financials sectors rose due to the combination of trading activity and market price changes. Conversely, the Fund’s allocations to the healthcare and consumer staples sectors decreased.
Describe portfolio positioning at period end.
The Fund’s largest overweights were in healthcare, financials, and consumer discretionary sectors, and its largest underweights were in real estate, information technology, and industrials.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
GROWTH OF $10,000 INVESTMENT
(a)
Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)
Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)
An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
(d)
An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of April 30, 2024(continued)

BlackRock Equity Dividend Fund
Performance
	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	13.51%	N/A	9.63%	N/A	9.38%	N/A
Service	13.17	N/A	9.31	N/A	9.06	N/A
Investor A	13.26	7.32%	9.38	8.20%	9.11	8.53%
Investor C	12.36	11.36	8.56	8.56	8.48	8.48
Class K	13.66	N/A	9.77	N/A	9.49	N/A
Class R	12.87	N/A	9.00	N/A	8.75	N/A
Russell 1000® Value Index	13.42	N/A	8.60	N/A	8.43	N/A
S&P 500® Index	22.66	N/A	13.19	N/A	12.41	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,182.20	$ 3.83	$ 1,000.00	$ 1,021.36	$ 3.55	0.71%
Service	1,000.00	1,180.80	5.46	1,000.00	1,019.86	5.05	1.01
Investor A	1,000.00	1,180.60	5.02	1,000.00	1,020.26	4.65	0.93
Investor C	1,000.00	1,176.10	9.08	1,000.00	1,016.52	8.42	1.68
Class K	1,000.00	1,183.10	3.13	1,000.00	1,022.00	2.90	0.58
Class R	1,000.00	1,179.20	6.94	1,000.00	1,018.49	6.43	1.28

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Wells Fargo & Co.	3.6%
Citigroup, Inc.	3.0
American International Group, Inc.	2.7
First Citizens BancShares, Inc., Class A	2.5
BP PLC	2.4
Shell PLC	2.4
Kraft Heinz Co.	2.3
General Motors Co.	2.2
L3Harris Technologies, Inc.	2.2
Medtronic PLC	2.0

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Financials	24.2%
Health Care	17.8
Industrials	11.9
Energy	8.1
Consumer Staples	8.1
Information Technology	6.2
Consumer Discretionary	6.0
Communication Services	5.1
Utilities	4.3
Materials	2.8
Real Estate	1.2
Short-Term Securities	4.0
Other Assets Less Liabilities	0.3

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fund Summary

About Fund Performance
Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.
Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.
Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.
Investor C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.
Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses
Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
BlackRock Equity Dividend Fund

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
April 30, 2024
BlackRock Equity Dividend Fund
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 3.7%
L3Harris Technologies, Inc.	1,970,484	$ 421,782,100
RTX Corp.	2,835,638	287,873,970
		709,656,070
Automobile Components — 0.3%
Lear Corp.	497,861	62,665,764
Automobiles — 2.2%
General Motors Co.	9,513,031	423,615,270
Banks — 11.7%
Bank of America Corp.	3,322,772	122,975,792
Citigroup, Inc.	9,436,783	578,757,901
Citizens Financial Group, Inc.	3,230,468	110,191,264
First Citizens BancShares, Inc., Class A	280,176	472,589,670
JPMorgan Chase & Co.	1,303,229	249,881,128
Wells Fargo & Co.	11,456,651	679,608,538
		2,214,004,293
Beverages — 1.2%
Diageo PLC	1,264,090	43,686,535
Keurig Dr. Pepper, Inc.	3,988,610	134,416,157
Pernod Ricard SA	388,430	58,746,977
		236,849,669
Broadline Retail — 0.3%
Alibaba Group Holding Ltd.	7,083,200	66,320,432
Building Products — 1.7%
Allegion PLC	1,023,210	124,381,407
Johnson Controls International PLC	3,051,740	198,576,722
		322,958,129
Capital Markets — 2.9%
Charles Schwab Corp.	1,415,110	104,647,385
Goldman Sachs Group, Inc.	200,857	85,707,690
Intercontinental Exchange, Inc.	1,340,130	172,555,139
Raymond James Financial, Inc.	803,254	97,996,988
UBS Group AG, Registered Shares	3,261,140	85,648,193
		546,555,395
Chemicals — 1.6%
Air Products and Chemicals, Inc.	283,886	67,093,617
International Flavors & Fragrances, Inc.	1,451,189	122,843,149
PPG Industries, Inc.	895,349	115,500,021
		305,436,787
Communications Equipment — 1.5%
Cisco Systems, Inc.	6,090,181	286,116,703
Consumer Finance — 0.3%
American Express Co.	210,656	49,299,824
Consumer Staples Distribution & Retail — 1.4%
Dollar General Corp.	1,854,502	258,128,133
Containers & Packaging — 1.2%
Sealed Air Corp.	6,996,485	220,249,348
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	8,102,189	136,845,972
Verizon Communications, Inc.	7,004,834	276,620,895
		413,466,867
Security	Shares	Value
Electric Utilities — 3.0%
American Electric Power Co., Inc.	2,514,994	$ 216,364,934
Edison International	962,150	68,370,379
Exelon Corp.	3,263,360	122,637,069
PG&E Corp.	9,151,947	156,589,813
		563,962,195
Financial Services — 3.6%
Equitable Holdings, Inc.	2,283,401	84,280,331
Fidelity National Information Services, Inc.	5,067,143	344,160,353
Visa, Inc., Class A	977,269	262,504,226
		690,944,910
Food Products — 2.3%
Kraft Heinz Co.	11,372,984	439,110,912
Health Care Equipment & Supplies — 5.2%
Baxter International, Inc.	8,954,723	361,502,168
Koninklijke Philips NV(a)	9,237,327	245,308,238
Medtronic PLC	4,706,760	377,670,422
		984,480,828
Health Care Providers & Services — 7.3%
Cardinal Health, Inc.	3,033,859	312,608,831
Cencora, Inc.	261,066	62,407,827
Cigna Group	700,935	250,261,832
CVS Health Corp.	1,462,190	99,004,885
Elevance Health, Inc.	637,182	336,801,662
Humana, Inc.	385,706	116,517,926
Laboratory Corp. of America Holdings	998,970	201,162,589
		1,378,765,552
Household Durables — 1.6%
Newell Brands, Inc.	4,926,952	39,119,999
Panasonic Holdings Corp.	8,680,100	75,763,816
Sony Group Corp.	2,190,100	181,014,691
		295,898,506
Industrial Conglomerates — 0.3%
Siemens AG, Class N, Registered Shares	273,566	51,248,075
Insurance — 5.8%
American International Group, Inc.	6,765,032	509,474,560
Fidelity National Financial, Inc., Class A	3,793,759	187,791,071
Prudential PLC	9,040,031	78,624,293
Willis Towers Watson PLC	1,302,575	327,128,685
		1,103,018,609
IT Services — 1.1%
Cognizant Technology Solutions Corp., Class A	3,045,332	200,017,406
Leisure Products — 0.8%
Hasbro, Inc.	2,368,622	145,196,529
Life Sciences Tools & Services — 1.2%
Fortrea Holdings, Inc.(a)	2,107,930	77,129,159
Thermo Fisher Scientific, Inc.	251,610	143,095,639
		220,224,798
Machinery — 2.7%
CNH Industrial NV	8,323,210	94,884,594
Komatsu Ltd.	2,967,500	88,598,119
Stanley Black & Decker, Inc.	1,247,990	114,066,286
Westinghouse Air Brake Technologies Corp.	1,335,610	215,140,059
		512,689,058
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
BlackRock Equity Dividend Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Media — 2.9%
Comcast Corp., Class A	7,810,085	$ 297,642,339
Fox Corp., Class A	3,961,008	122,830,858
WPP PLC	12,926,510	129,564,516
		550,037,713
Multi-Utilities — 1.3%
Public Service Enterprise Group, Inc.	974,322	67,306,164
Sempra	2,635,653	188,791,824
		256,097,988
Oil, Gas & Consumable Fuels — 8.1%
BP PLC	72,016,704	464,193,537
Chevron Corp.	1,388,820	223,975,001
Enterprise Products Partners LP	6,830,051	191,787,832
Shell PLC	12,655,430	449,882,772
Suncor Energy, Inc.	5,677,980	216,842,056
		1,546,681,198
Personal Care Products — 1.3%
Unilever PLC, ADR	4,811,092	249,455,120
Pharmaceuticals — 4.2%
AstraZeneca PLC	660,479	99,896,699
Bayer AG, Class N, Registered Shares	4,152,326	121,126,193
Bristol-Myers Squibb Co.	900,050	39,548,197
Eli Lilly & Co.	244,488	190,969,577
Pfizer, Inc.	1,534,370	39,310,560
Sanofi SA	3,184,989	314,654,793
		805,506,019
Professional Services — 3.5%
Leidos Holdings, Inc.	2,046,620	286,977,056
SS&C Technologies Holdings, Inc.	6,072,572	375,831,481
		662,808,537
Residential REITs — 0.5%
Mid-America Apartment Communities, Inc.	681,500	88,595,000
Semiconductors & Semiconductor Equipment — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,252,000	101,808,844
Software — 1.3%
Microsoft Corp.	616,525	240,031,678
Specialized REITs — 0.7%
Crown Castle, Inc.	1,505,290	141,166,096
Security	Shares	Value
Technology Hardware, Storage & Peripherals — 1.8%
Samsung Electronics Co. Ltd.	6,267,100	$ 348,367,020
Textiles, Apparel & Luxury Goods — 0.7%
Swatch Group AG	282,140	59,280,788
Tapestry, Inc.	2,024,660	80,824,427
		140,105,215
Tobacco — 1.4%
British American Tobacco PLC, ADR	9,001,152	264,813,892
Total Common Stocks — 95.3% (Cost: $14,475,190,095)		18,096,354,382
Preferred Securities
Preferred Stocks — 0.4%
Household Products — 0.4%
Henkel AG & Co. KGaA	1,087,270	86,374,622
		86,374,622
Total Preferred Securities — 0.4% (Cost: $85,513,708)		86,374,622
Total Long-Term Investments — 95.7% (Cost: $14,560,703,803)		18,182,729,004
Short-Term Securities
Money Market Funds — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.18%(b)(c)	755,342,848	755,342,848
Total Short-Term Securities — 4.0% (Cost: $755,342,848)		755,342,848
Total Investments — 99.7% (Cost: $15,316,046,651)		18,938,071,852
Other Assets Less Liabilities — 0.3%		55,106,248
Net Assets — 100.0%		$ 18,993,178,100

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 897,455,508	$ —	$ (142,112,660)(a)	$ —	$ —	$ 755,342,848	755,342,848	$ 42,437,581	$ —

(a)	Represents net amount purchased (sold).

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 709,656,070	$ —	$ —	$ 709,656,070
Automobile Components	62,665,764	—	—	62,665,764
Automobiles	423,615,270	—	—	423,615,270
Banks	2,214,004,293	—	—	2,214,004,293
Beverages	134,416,157	102,433,512	—	236,849,669
Broadline Retail	—	66,320,432	—	66,320,432
Building Products	322,958,129	—	—	322,958,129
Capital Markets	460,907,202	85,648,193	—	546,555,395
Chemicals	305,436,787	—	—	305,436,787
Communications Equipment	286,116,703	—	—	286,116,703
Consumer Finance	49,299,824	—	—	49,299,824
Consumer Staples Distribution & Retail	258,128,133	—	—	258,128,133
Containers & Packaging	220,249,348	—	—	220,249,348
Diversified Telecommunication Services	413,466,867	—	—	413,466,867
Electric Utilities	563,962,195	—	—	563,962,195
Financial Services	690,944,910	—	—	690,944,910
Food Products	439,110,912	—	—	439,110,912
Health Care Equipment & Supplies	739,172,590	245,308,238	—	984,480,828
Health Care Providers & Services	1,378,765,552	—	—	1,378,765,552
Household Durables	39,119,999	256,778,507	—	295,898,506
Industrial Conglomerates	—	51,248,075	—	51,248,075
Insurance	1,024,394,316	78,624,293	—	1,103,018,609
IT Services	200,017,406	—	—	200,017,406
Leisure Products	145,196,529	—	—	145,196,529
Life Sciences Tools & Services	220,224,798	—	—	220,224,798
Machinery	424,090,939	88,598,119	—	512,689,058
Media	420,473,197	129,564,516	—	550,037,713
Multi-Utilities	256,097,988	—	—	256,097,988
Oil, Gas & Consumable Fuels	632,604,889	914,076,309	—	1,546,681,198
Personal Care Products	249,455,120	—	—	249,455,120
Pharmaceuticals	269,828,334	535,677,685	—	805,506,019
Professional Services	662,808,537	—	—	662,808,537
Residential REITs	88,595,000	—	—	88,595,000
Semiconductors & Semiconductor Equipment	—	101,808,844	—	101,808,844
Software	240,031,678	—	—	240,031,678
Specialized REITs	141,166,096	—	—	141,166,096
Technology Hardware, Storage & Peripherals	—	348,367,020	—	348,367,020
Textiles, Apparel & Luxury Goods	80,824,427	59,280,788	—	140,105,215
Tobacco	264,813,892	—	—	264,813,892
Preferred Securities
Preferred Stocks	—	86,374,622	—	86,374,622
Short-Term Securities
Money Market Funds	755,342,848	—	—	755,342,848
	$15,787,962,699	$3,150,109,153	$—	$18,938,071,852
See notes to financial statements.
Schedule of Investments

Statement of Assets and Liabilities
April 30, 2024

BlackRock Equity Dividend Fund
ASSETS
Investments, at value — unaffiliated(a)	$ 18,182,729,004
Investments, at value — affiliated(b)	755,342,848
Foreign currency, at value(c)	6,741,562
Receivables:
Investments sold	54,375,391
Capital shares sold	11,030,813
Dividends — unaffiliated	30,985,772
Dividends — affiliated	3,363,323
Prepaid expenses	198,196
Total assets	19,044,766,909
LIABILITIES
Payables:
Investments purchased	12,378,310
Accounting services fees	453,487
Capital shares redeemed	25,169,082
Custodian fees	109,627
Investment advisory fees	8,687,931
Trustees’ and Officer’s fees	22,009
Other accrued expenses	36,168
Professional fees	131,356
Service and distribution fees	1,312,465
Transfer agent fees	3,288,374
Total liabilities	51,588,809
Commitments and contingent liabilities
NET ASSETS	$ 18,993,178,100
NET ASSETS CONSIST OF
Paid-in capital	$ 15,005,819,792
Accumulated earnings	3,987,358,308
NET ASSETS	$ 18,993,178,100
(a)Investments, at cost—unaffiliated	$14,560,703,803
(b)Investments, at cost—affiliated	$755,342,848
(c)Foreign currency, at cost	$6,755,592

2024 BlackRock Annual Report to Shareholders

Statement of Assets and Liabilities  (continued)
April 30, 2024

BlackRock Equity Dividend Fund
NET ASSET VALUE
Institutional
Net assets	$ 10,321,433,070
Shares outstanding	512,901,726
Net asset value	$ 20.12
Shares authorized	Unlimited
Par value	$0.10
Service
Net assets	$ 41,175,865
Shares outstanding	2,058,244
Net asset value	$ 20.01
Shares authorized	Unlimited
Par value	$0.10
Investor A
Net assets	$ 4,735,414,825
Shares outstanding	236,529,442
Net asset value	$ 20.02
Shares authorized	Unlimited
Par value	$0.10
Investor C
Net assets	$ 252,050,857
Shares outstanding	13,461,992
Net asset value	$ 18.72
Shares authorized	Unlimited
Par value	$0.10
Class K
Net assets	$ 3,242,111,776
Shares outstanding	161,228,940
Net asset value	$ 20.11
Shares authorized	Unlimited
Par value	$0.10
Class R
Net assets	$ 400,991,707
Shares outstanding	19,718,498
Net asset value	$ 20.34
Shares authorized	Unlimited
Par value	$0.10
See notes to financial statements.
Financial Statements

Statement of Operations
Year Ended April 30, 2024

BlackRock Equity Dividend Fund
INVESTMENT INCOME
Dividends — unaffiliated	$490,849,093
Dividends — affiliated	42,437,581
Foreign taxes withheld	(8,223,652)
Foreign withholding tax claims	4,937,788
Total investment income	530,000,810
EXPENSES
Investment advisory	103,768,638
Transfer agent — class specific	18,903,642
Service and distribution — class specific	16,526,012
Accounting services	1,431,511
Registration	722,422
Professional	714,973
Custodian	348,925
Trustees and Officer	148,423
Printing and postage	77,268
Miscellaneous	201,702
Total expenses excluding interest expense	142,843,516
Interest expense — unaffiliated	4,545
Total expenses	142,848,061
Less:
Fees waived and/or reimbursed by the Manager	(613,903)
Total expenses after fees waived and/or reimbursed	142,234,158
Net investment income	387,766,652
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,223,314,544
Foreign currency transactions	(1,146,976)
1,222,167,568
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	702,157,360
Foreign currency translations	188,551
702,345,911
Net realized and unrealized gain	1,924,513,479
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,312,280,131
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund
	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$387,766,652	$359,299,628
Net realized gain	1,222,167,568	958,742,887
Net change in unrealized appreciation (depreciation)	702,345,911	(786,966,414)
Net increase in net assets resulting from operations	2,312,280,131	531,076,101
DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(714,689,121)	(1,346,068,310)
Service	(3,000,705)	(6,733,449)
Investor A	(322,287,092)	(619,407,563)
Investor C	(17,945,622)	(41,606,215)
Class K	(217,418,707)	(371,149,864)
Class R	(25,922,089)	(51,807,444)
Decrease in net assets resulting from distributions to shareholders	(1,301,263,336)	(2,436,772,845)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,161,892,866)	234,047,864
NET ASSETS
Total decrease in net assets	(150,876,071)	(1,671,648,880)
Beginning of year	19,144,054,171	20,815,703,051
End of year	$18,993,178,100	$19,144,054,171

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund
	Institutional
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$19.04	$21.03	$23.48	$17.30	$19.70	$23.53
Net investment income(a)	0.41	0.37	0.33	0.37	0.29	0.43
Net realized and unrealized gain (loss)	2.04	0.13	(0.13)	7.06	(1.98)	0.31
Net increase (decrease) from investment operations	2.45	0.50	0.20	7.43	(1.69)	0.74
Distributions(b)
From net investment income	(0.42)	(0.34)	(0.33)	(0.34)	(0.27)	(0.46)
From net realized gain	(0.95)	(2.15)	(2.32)	(0.91)	(0.44)	(4.11)
Total distributions	(1.37)	(2.49)	(2.65)	(1.25)	(0.71)	(4.57)
Net asset value, end of period	$20.12	$19.04	$21.03	$23.48	$17.30	$19.70
Total Return(c)
Based on net asset value	13.51%	3.26%	0.92%	44.72%	(8.98)%(d)	4.02%
Ratios to Average Net Assets(e)
Total expenses	0.71%	0.69%	0.68%	0.70%	0.71%(f)	0.70%
Total expenses after fees waived and/or reimbursed	0.70%	0.69%	0.68%	0.70%	0.70%(f)	0.69%
Net investment income	2.16%	1.93%	1.45%	1.89%	1.98%(f)	2.01%
Supplemental Data
Net assets, end of period (000)	$10,321,433	$10,421,497	$11,385,816	$11,762,808	$8,412,641	$9,977,737
Portfolio turnover rate	41%	58%	47%(g)	45%	40%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Service
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$18.94	$20.92	$23.37	$17.23	$19.61	$23.44
Net investment income(a)	0.35	0.31	0.25	0.32	0.24	0.36
Net realized and unrealized gain (loss)	2.03	0.14	(0.12)	7.01	(1.96)	0.32
Net increase (decrease) from investment operations	2.38	0.45	0.13	7.33	(1.72)	0.68
Distributions(b)
From net investment income	(0.36)	(0.28)	(0.26)	(0.28)	(0.22)	(0.40)
From net realized gain	(0.95)	(2.15)	(2.32)	(0.91)	(0.44)	(4.11)
Total distributions	(1.31)	(2.43)	(2.58)	(1.19)	(0.66)	(4.51)
Net asset value, end of period	$20.01	$18.94	$20.92	$23.37	$17.23	$19.61
Total Return(c)
Based on net asset value	13.17%	2.99%	0.59%	44.24%	(9.16)%(d)	3.74%
Ratios to Average Net Assets(e)
Total expenses	1.01%	1.00%	1.00%	1.01%	1.01%(f)	1.00%
Total expenses after fees waived and/or reimbursed	1.01%	0.99%	0.99%	1.00%	1.00%(f)	0.99%
Net investment income	1.86%	1.63%	1.13%	1.64%	1.68%(f)	1.69%
Supplemental Data
Net assets, end of period (000)	$41,176	$50,312	$58,489	$89,037	$89,711	$130,943
Portfolio turnover rate	41%	58%	47%(g)	45%	40%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Investor A
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$18.95	$20.94	$23.39	$17.24	$19.63	$23.46
Net investment income(a)	0.37	0.32	0.27	0.32	0.25	0.37
Net realized and unrealized gain (loss)	2.03	0.13	(0.12)	7.03	(1.97)	0.32
Net increase (decrease) from investment operations	2.40	0.45	0.15	7.35	(1.72)	0.69
Distributions(b)
From net investment income	(0.38)	(0.29)	(0.28)	(0.29)	(0.23)	(0.41)
From net realized gain	(0.95)	(2.15)	(2.32)	(0.91)	(0.44)	(4.11)
Total distributions	(1.33)	(2.44)	(2.60)	(1.20)	(0.67)	(4.52)
Net asset value, end of period	$20.02	$18.95	$20.94	$23.39	$17.24	$19.63
Total Return(c)
Based on net asset value	13.26%	3.02%	0.67%	44.37%	(9.14)%(d)	3.76%
Ratios to Average Net Assets(e)
Total expenses	0.93%	0.93%	0.93%	0.95%	0.95%(f)	0.96%
Total expenses after fees waived and/or reimbursed	0.93%	0.92%	0.92%	0.95%	0.95%(f)	0.95%
Net investment income	1.93%	1.70%	1.20%	1.64%	1.73%(f)	1.74%
Supplemental Data
Net assets, end of period (000)	$4,735,415	$4,870,765	$5,253,967	$5,781,855	$3,954,045	$4,504,748
Portfolio turnover rate	41%	58%	47%(g)	45%	40%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Investor C
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$17.81	$19.82	$22.27	$16.46	$18.76	$22.62
Net investment income(a)	0.21	0.17	0.10	0.18	0.14	0.21
Net realized and unrealized gain (loss)	1.89	0.12	(0.12)	6.69	(1.87)	0.29
Net increase (decrease) from investment operations	2.10	0.29	(0.02)	6.87	(1.73)	0.50
Distributions(b)
From net investment income	(0.24)	(0.15)	(0.11)	(0.15)	(0.13)	(0.25)
From net realized gain	(0.95)	(2.15)	(2.32)	(0.91)	(0.44)	(4.11)
Total distributions	(1.19)	(2.30)	(2.43)	(1.06)	(0.57)	(4.36)
Net asset value, end of period	$18.72	$17.81	$19.82	$22.27	$16.46	$18.76
Total Return(c)
Based on net asset value	12.36%	2.28%	(0.08)%	43.30%	(9.62)%(d)	3.01%
Ratios to Average Net Assets(e)
Total expenses	1.69%	1.69%	1.68%	1.69%	1.67%(f)	1.67%
Total expenses after fees waived and/or reimbursed	1.68%	1.69%	1.68%	1.68%	1.66%(f)	1.66%
Net investment income	1.19%	0.94%	0.45%	1.02%	1.04%(f)	1.05%
Supplemental Data
Net assets, end of period (000)	$252,051	$303,779	$375,420	$499,559	$1,033,611	$1,615,843
Portfolio turnover rate	41%	58%	47%(g)	45%	40%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Class K
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$19.03	$21.02	$23.47	$17.29	$19.69	$23.52
Net investment income(a)	0.43	0.39	0.35	0.39	0.30	0.45
Net realized and unrealized gain (loss)	2.04	0.13	(0.12)	7.06	(1.97)	0.32
Net increase (decrease) from investment operations	2.47	0.52	0.23	7.45	(1.67)	0.77
Distributions(b)
From net investment income	(0.44)	(0.36)	(0.36)	(0.36)	(0.29)	(0.49)
From net realized gain	(0.95)	(2.15)	(2.32)	(0.91)	(0.44)	(4.11)
Total distributions	(1.39)	(2.51)	(2.68)	(1.27)	(0.73)	(4.60)
Net asset value, end of period	$20.11	$19.03	$21.02	$23.47	$17.29	$19.69
Total Return(c)
Based on net asset value	13.66%	3.38%	1.03%	44.93%	(8.90)%(d)	4.14%
Ratios to Average Net Assets(e)
Total expenses	0.58%	0.58%	0.57%	0.59%	0.59%(f)	0.59%
Total expenses after fees waived and/or reimbursed	0.58%	0.58%	0.57%	0.58%	0.58%(f)	0.58%
Net investment income	2.28%	2.06%	1.55%	2.02%	2.10%(f)	2.10%
Supplemental Data
Net assets, end of period (000)	$3,242,112	$3,074,819	$3,281,124	$3,089,993	$2,440,035	$2,413,725
Portfolio turnover rate	41%	58%	47%(g)	45%	40%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Class R
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$19.23	$21.20	$23.65	$17.42	$19.82	$23.64
Net investment income(a)	0.30	0.26	0.19	0.26	0.21	0.31
Net realized and unrealized gain (loss)	2.07	0.14	(0.12)	7.10	(1.99)	0.31
Net increase (decrease) from investment operations	2.37	0.40	0.07	7.36	(1.78)	0.62
Distributions(b)
From net investment income	(0.31)	(0.22)	(0.20)	(0.22)	(0.18)	(0.33)
From net realized gain	(0.95)	(2.15)	(2.32)	(0.91)	(0.44)	(4.11)
Total distributions	(1.26)	(2.37)	(2.52)	(1.13)	(0.62)	(4.44)
Net asset value, end of period	$20.34	$19.23	$21.20	$23.65	$17.42	$19.82
Total Return(c)
Based on net asset value	12.87%	2.69%	0.30%	43.89%	(9.35)%(d)	3.42%
Ratios to Average Net Assets(e)
Total expenses	1.29%	1.28%	1.27%	1.28%	1.28%(f)	1.27%
Total expenses after fees waived and/or reimbursed	1.28%	1.27%	1.27%	1.27%	1.27%(f)	1.27%
Net investment income	1.58%	1.35%	0.85%	1.34%	1.42%(f)	1.44%
Supplemental Data
Net assets, end of period (000)	$400,992	$422,881	$460,887	$512,562	$437,238	$614,787
Portfolio turnover rate	41%	58%	47%(g)	45%	40%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
BlackRock Equity Dividend Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund is classified as diversified.
The  Fund offers multiple classes of shares.  All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares.  Institutional, Service and Class K Shares are sold only to certain eligible investors.  Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares.  Investor A and Investor C Shares are generally available through financial intermediaries.  Class R Shares are sold only to certain employer-sponsored retirement plans.  Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).
Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Distributions:  Distributions paid by the Fund are recorded on the ex-dividend dates.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements

Notes to Financial Statements  (continued)

4.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:
Average Daily Net Assets	Investment Advisory Fees
First $8 billion	0.60%
$8 billion — $10 billion	0.56
$10 billion — $12 billion	0.54
$12 billion — $17 billion	0.52
$17 billion — $25 billion	0.51
$25 billion — $30 billion	0.50
$30 billion — $40 billion	0.47
Greater than $40 billion	0.45
Service and Distribution Fees:  The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:
Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25
BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.
For the year ended April 30, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:
Fund Name	Service	Investor A	Investor C	Class R	Total
BlackRock Equity Dividend Fund	$ 110,279	$ 11,696,544	$ 2,706,377	$ 2,012,812	$ 16,526,012
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended April 30, 2024, the Fund did not pay any amounts to affiliates in return for these services.
The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2024, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:
	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$ 41,386	$ 198	$ 79,702	$ 17,780	$ 8,721	$ 2,930	$ 150,717
For the year ended April 30, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:
	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$ 12,796,308	$ 80,664	$ 4,775,090	$ 290,822	$ 128,162	$ 832,596	$ 18,903,642
Other Fees:  For the year ended April 30, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $71,743.
For the year ended April 30, 2024, affiliates received CDSCs as follows:
	Investor A	Investor C	Total
CDSC	$ 35,351	$ 11,073	$ 46,424
Expense Limitations, Waivers and Reimbursements:  The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended April 30, 2024, the amounts waived were $613,903.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.  For the year ended April 30, 2024, there were no fees waived by the Manager pursuant to this arrangement.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the year ended April 30, 2024, the Fund did not participate in the Interfund Lending Program.
Trustees and Officers:  Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
5.
 PURCHASES AND SALES
For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities, were $7,211,508,861 and $9,154,017,852, respectively.
6.
INCOME TAX INFORMATION
It is the Fund’ s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The  Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Equity Dividend Fund	$ (69,418)	$ 69,418
The tax character of distributions paid was as follows:
Fund Name	Year Ended 04/30/24	Year Ended 04/30/23
BlackRock Equity Dividend Fund
Ordinary income	$ 580,748,287	$ 453,257,672
Long-term capital gains	720,515,049	1,983,515,173
	$ 1,301,263,336	$ 2,436,772,845
As of April 30, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total
BlackRock Equity Dividend Fund	$ 233,351,993	$ 483,295,547	$ 3,270,710,768	$ 3,987,358,308

(a)
The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognitiion of partnership income.

Notes to Financial Statements

Notes to Financial Statements  (continued)

As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Equity Dividend Fund	$ 15,502,552,634	$ 4,147,421,865	$ (712,062,990)	$ 3,435,358,875
7.
BANK BORROWINGS
The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed.  Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2024, the Fund did not borrow under the credit agreement.
8.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’ s prospectus provides details of the risks to which the Fund is subject.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The  Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

9.
 CAPITAL SHARE TRANSACTIONS
Transactions in capital shares for each class were as follows:
	Year Ended 04/30/24		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Equity Dividend Fund
Institutional
Shares sold	83,533,436	$ 1,589,862,851	123,160,342	$ 2,345,708,282
Shares issued in reinvestment of distributions	30,188,581	569,539,248	60,329,452	1,104,497,377
Shares redeemed	(148,067,538)	(2,807,392,235)	(177,664,340)	(3,358,251,457)
	(34,345,521)	$ (647,990,136)	5,825,454	$ 91,954,202
Service
Shares sold	307,380	$ 5,856,995	435,185	$ 8,304,024
Shares issued in reinvestment of distributions	160,090	3,000,418	369,909	6,732,916
Shares redeemed	(1,066,117)	(20,203,517)	(943,733)	(17,680,141)
	(598,647)	$ (11,346,104)	(138,639)	$ (2,643,201)
Investor A
Shares sold	19,627,700	$ 373,091,328	34,170,414	$ 648,849,473
Shares issued in reinvestment of distributions	16,357,541	306,966,404	32,459,153	591,815,424
Shares redeemed	(56,458,983)	(1,070,165,664)	(60,546,206)	(1,141,100,576)
	(20,473,742)	$ (390,107,932)	6,083,361	$ 99,564,321
Investor C
Shares sold	1,437,900	$ 25,511,883	2,522,251	$ 45,228,115
Shares issued in reinvestment of distributions	992,691	17,449,114	2,360,962	40,538,833
Shares redeemed and automatic conversion of shares	(6,029,105)	(107,239,741)	(6,764,123)	(120,611,593)
	(3,598,514)	$ (64,278,744)	(1,880,910)	$ (34,844,645)
Class K
Shares sold	32,862,906	$ 631,068,372	56,726,860	$ 1,092,337,687
Shares issued in reinvestment of distributions	10,366,656	195,376,249	19,767,911	361,534,893
Shares redeemed	(43,574,179)	(829,950,879)	(71,035,754)	(1,376,718,837)
	(344,617)	$ (3,506,258)	5,459,017	$ 77,153,743
Class R
Shares sold	1,502,423	$ 29,008,997	2,173,801	$ 41,933,312
Shares issued in reinvestment of distributions	1,359,865	25,907,608	2,799,443	51,775,532
Shares redeemed	(5,136,243)	(99,580,297)	(4,718,084)	(90,845,400)
	(2,273,955)	$ (44,663,692)	255,160	$ 2,863,444
	(61,634,996)	$ (1,161,892,866)	15,603,443	$ 234,047,864
10.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Equity Dividend Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock Equity Dividend Fund (the “Fund”), including the schedule of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, for the period from August 1, 2019 through April 30, 2020, and for the year ended July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the period from August 1, 2019 through April 30, 2020, and for the year ended July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
June 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

2024 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:
Fund Name	Qualified Dividend Income
BlackRock Equity Dividend Fund	$ 454,880,725
The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2024:
Fund Name	Qualified Business Income
BlackRock Equity Dividend Fund	$ 734,823
The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2024:
Fund Name	20% Rate Long-Term Capital Gain Dividends
BlackRock Equity Dividend Fund	$ 720,515,049
The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2024:
Fund Name	Federal Obligation Interest
BlackRock Equity Dividend Fund	$ 5,031,648
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2024 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
BlackRock Equity Dividend Fund	53.62%
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2024:
Fund Name	Interest Dividends
BlackRock Equity Dividend Fund	$ 32,085,379
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2024:
Fund Name	Interest- Related Dividends	Qualified Short-Term Capital Gains
BlackRock Equity Dividend Fund	$ 32,085,379	$ 189,373,817
Important Tax Information

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Equity Dividend Fund (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Fund met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets.  It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:
a)
The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.
b)
Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications.  The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
c)
Holdings of cash and cash equivalents, as well as borrowing arrangements.  The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)
Chief Investment Officer, University of Delaware from
1999 to 2013; Trustee and Chair of the Finance and
Investment Committees, Winterthur Museum and Country
Estate from 2005 to 2016; Member of the Investment
Committee, Delaware Public Employees’ Retirement
System since 2002; Member of the Investment Committee,
Christiana Care Health System from 2009 to 2017;
Member of the Investment Committee, Delaware
Community Foundation from 2013 to 2014; Director and
Chair of the Audit Committee, SEI Private Trust Co. from
2001 to 2014.
			28 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)
Trustee, Financial Accounting Foundation from  2017 to
2021;  Advisory Board Member, Center for Private Equity
and Entrepreneurship at Tuck School of Business from
1997 to 2021; Director, Pacific Pension Institute from
2014 to 2018; Senior Advisor, Commonfund Capital, Inc.
(“CCI”) (investment adviser) in 2015; Chief Executive
Officer, CCI from 2013 to 2014; President & Chief
Executive Officer, CCI from 1997 to 2013; Advisory Board
Member, Girls Who Invest from 2015 to 2018 and Board
Member thereof  from 2018 to 2022; Advisory Board
Member, Bridges Fund Management from 2016 to 2018;
Practitioner Advisory Board Member, Private Capital
Research Institute (“PCRI”) since 2017; Lecturer in the
Practice of Management, Yale School of Management
since 2019; Advisor to Finance Committee, Altman
Foundation since 2020; Investment Committee Member,
Tostan since 2021; Member of the President’s Counsel,
Commonfund since 2023.
			28 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)
Senior advisor, Insignia since 2024; Chief Investment
Officer, Williams College from 2006 to 2023; Chief
Investment Officer, Lucent Asset Management Corporation
from 1998 to 2006; Director, Boys and Girls Club of Boston
since 2017; Director, B1 Capital since 2018; Director,
David and Lucile Packard Foundation since 2020.
			28 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)
Bank of America Corporation from 1996 to 2015, serving in
various senior finance leadership roles, including Chief
Accounting Officer from 2009 to 2015, Chief Financial
Officer of Global Banking, Markets and Wealth
Management from 2008 to 2009, Chief Accounting Officer
from 2004 to 2008, Chief Financial Officer of Consumer
Bank from 2003 to 2004, Chief Financial Officer of Global
Corporate Investment Bank from 1999 to 2002.
			28 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)
Director, Pioneer Public Interest Law Center since 2023;
Director, Charles Stark Draper Laboratory, Inc. from
2013 to 2021; Senior Lecturer, Harvard Business School
from 2008 to 2021; FMR LLC/Fidelity Investments
(financial services) from 1996 to 2008, serving in various
senior roles including Executive Vice President - Strategic
Corporate Initiatives and Executive Vice President and
General Counsel; Partner, Sullivan & Worcester LLP from
1985 to 1996 and Associate thereof from 1979 to 1985.
			28 RICs consisting of 164 Portfolios	None
Trustee and Officer Information

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 164 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None
Donald C. Opatrny 1952	Trustee (Since 2015)
Chair of the Board of Phoenix Art Museum since 2022 and
Trustee thereof since 2018; Chair of the Investment
Committee of The Arizona Community Foundation since
2022 and Trustee thereof since 2020; Director, Athena
Capital Advisors LLC (investment management firm) from
2013 to 2020; Trustee, Vice Chair, Member of the
Executive Committee and Chair of the Investment
Committee, Cornell University from 2004 to 2019; Member
of Affordable Housing Supply Board of Jackson, Wyoming
from 2017 to 2022; Member, Investment Funds
Committee, State of Wyoming from 2017 to 2023; Trustee,
Artstor (a Mellon Foundation affiliate) from 2010 to 2015;
Member of the Investment Committee, Mellon Foundation
from 2009 to 2015; President, Trustee and Member of the
Investment Committee, The Aldrich Contemporary Art
Museum from 2007 to 2014; Trustee and Chair of the
Investment Committee, Community Foundation of Jackson
Hole since 2014.
			28 RICs consisting of 164 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2019)
Managing Partner, Urish Popeck & Co., LLC (certified
public accountants and consultants) since 1976; Past-
Chairman of the Professional Ethics Committee of the
Pennsylvania Institute of Certified Public Accountants and
Committee Member thereof since 2007; Member of
External Advisory Board, The Pennsylvania State
University Accounting Department since 2001, Emeritus
since 2022; Principal, UP Strategic Wealth Investment
Advisors, LLC since 2013; Trustee, The Holy Family
Institute from 2001 to 2010; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to
2008; Director, Inter-Tel from 2006 to 2007; Member,
Advisory Board, ESG Competent Boards since 2020.
			28 RICs consisting of 164 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2019)
Advisory Board Member, Grossman School of Business at
the University of Vermont since 2023; Advisory Board
Member, Scientific Financial Systems since 2022; General
Partner of Neon Liberty Capital Management, LLC from
2003 to 2023; Chief Operating Officer and Chief Financial
Officer of Liberty Square Asset Management, LP from
1998 to 2015; Director, Boston Hedge Fund Group from
2009 to 2018; Director, Massachusetts Council on
Economic Education from 2013 to 2015; Director,
Woodstock Ski Runners from 2013 to 2022.
			28 RICs consisting of 164 Portfolios	None

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)

Interested Trustees(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2015)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 266 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock
Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other
BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark
Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
Trustee and Officer Information

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.
Effective June 1, 2024, Lori Richards was appointed as a Trustee of the Trust.

2024 BlackRock Annual Report to Shareholders

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.
General Information
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
BlackRock’s Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.
Shareholder Privileges
Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.
Automatic Investment Plans
Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.
Systematic Withdrawal Plans
Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.
Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
Additional Information

Additional Information (continued)

BlackRock Privacy Principles (continued)
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

2024 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
Glossary of Terms Used in This Report

Want to know more?
blackrock.com | 800-441-7762
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
EQDIV-04/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$30,192	$30,192	$407	$44	$15,288	$17,700	$0	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

3

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$15,695	$17,962

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

4

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: June 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: June 24, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: June 24, 2024

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